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                                                                   Exhibit 10.72

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                               Amendment No. 1 to
                             Tax Indemnity Agreement

                          Dated as of December 19, 2002

                                     between

                       Old Dominion Electric Cooperative,

                                       and

                      Wachovia Bank, National Association,
                              as Owner Participant

                        Clover Unit 1 Generating Facility
                                       and
                                Common Facilities

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                   AMENDMENT NO. 1 TO TAX INDEMNITY AGREEMENT

     This AMENDMENT NO. 1 to TAX INDEMNITY AGREEMENT, dated as of December 19, 2002 (this "Amendment"), between OLD DOMINION ELECTRIC COOPERATIVE, a utility aggregation cooperative organized under the laws of the Commonwealth of Virginia (herein together with its successors and assigns, called "Old Dominion"), and WACHOVIA BANK, NATIONAL ASSOCIATION (formerly known as First Union National Bank, successor-in-interest to First Union National Bank of Florida), a national banking association organized under the laws of the United States, as Owner Participant (herein in such capacity, together with its successors and assigns, called the "Owner Participant").

                                   WITNESSETH:

     WHEREAS, Old Dominion and the Owner Participant are parties to a Participation Agreement, dated as of February 29, 1996, with State Street Bank and Trust Company, not in its individual capacity, except as expressly provided therein, but solely as Owner Trustee, and Utrecht-America Finance Co. (the "Original Participation Agreement").

     WHEREAS, in connection with execution and delivery of the Original Participation Agreement, Old Dominion and the Owner Participant entered into a Tax Indemnity Agreement, dated as of February 29, 1996 (the "Tax Indemnity Agreement"), wherein Old Dominion agreed to indemnify the Owner Participant under certain circumstances;

     WHEREAS, on date hereof, Old Dominion, the Owner Participant, and the other parties to the Participation Agreement have entered into the Amendment No. 1 to Participation Agreement, dated as of December 19, 2002, to the Participation Agreement (the "Participation Agreement Amendment" and the Original Participation Agreement as amended by the Participation Agreement Amendment is referred to herein as the "Participation Agreement");

     WHEREAS, the parties hereto wish to amend the Tax Indemnity
Agreement as set forth herein in connection with the execution and delivery of the Participation Agreement Amendment.

     NOW, THEREFORE, in consideration of the foregoing premises and of other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. DEFINED TERMS; GENERAL PROVISIONS

     Capitalized terms used in this Amendment (including the recitals) and not otherwise defined herein shall have the respective meanings specified in the Tax Indemnity Agreement or, if not defined therein, in Appendix A to the Participation Agreement.

SECTION 2. AMENDMENTS

     Section 2.1 Amendment of Section 1. Section 1 of the Tax Indemnity Agreement is amended to include the following at the end thereof:

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     For purposes of this Agreement, the term "Loan Refinancing" shall mean the transactions contemplated in connection with the execution and delivery of Amendment No. 1 to the Participation Agreement, dated as of December 19, 2002, including the refinancing of the Loan Certificates on such date pursuant to Section 10.2 of the Participation Agreement.

     Section 2.2 Amendment of Section 4. Section 4(e)(xi) of the Tax Indemnity Agreement is deleted in its entirety and the following is substituted in lieu thereof:

          (xi) the application of section 467 of the Code (except with respect to the periods commencing on or after the date of the Loan Refinancing if such application results from the Loan Refinancing or any subsequent refinancing of the Loan Certificates pursuant to Section 10.3(b) of the Participation Agreement or any rate reset pursuant to Section 2.12(b) of the Loan Agreement, including the amendments to the Operative Documents made to effect or in connection with the Loan Refinancing or such subsequent refinancing or rate reset) or, except as to substitutions, section 168(d)(3) of the Code.

SECTION 3. REFERENCE TO AND EFFECT ON TAX INDEMNITY AGREEMENT

     Section 3.1 Reference. Upon the effectiveness of this Amendment, each reference in the Tax Indemnity Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, to the Tax Indemnity Agreement, shall mean and be a reference to the Tax Indemnity Agreement, as amended hereby.

     Section 3.2 Effect. Except as specifically amended hereby, the Tax Indemnity Agreement shall remain in full force and effect and is hereby ratified and confirmed.

SECTION 4. MISCELLANEOUS

     Section 4.1 Governing Law. This Amendment shall be in all respects governed by and construed in accordance with the laws of the State of New York including all matters of construction, validity and performance.

     Section 4.2 Severability. Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Amendment shall be prohibited by or invalid under Applicable Law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

     Section 4.3 Counterparts. This Amendment may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one Amendment.

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     Section 4.4 Headings. The headings of the sections of this Amendment are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

     Section 4.5 Effectiveness of this Amendment. This Amendment has been dated as of the date first above written for convenience only. This Amendment shall be effective on the date of execution and delivery by each of Old Dominion and the Owner Participant.

                        [Signatures Follow on Next Page]

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                             OLD DOMINION ELECTRIC COOPERATIVE


                             By: /s/ Daniel M. Walker
                                 -----------------------------------------------
                             Name: Daniel M. Walker
                             Title: Senior Vice President Accounting and Finance


                             WACHOVIA BANK, NATIONAL ASSOCIATION,
                             as Owner Participant


                             By: /s/ Matthew B. Hamilton
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                             Name: Matthew B. Hamilton
                             Title: Director

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